                                                         Exhibit Index on Page 6


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): September 21, 2001


Commission File Number: 000-22685


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                   13-392-5979
(State or other jurisdiction of incorporation)           (I.R.S. employer
                                                      identification number)

888 SEVENTH AVENUE, NEW YORK, NEW YORK                        10019
(Address of principal executive offices)                    (Zip Code)

                                 (212) 235-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS

          ISSUANCE OF SERIES D-9 PREFERRED UNITS BY VORNADO REALTY L.P.

                  On September 21, 2001, Vornado Realty L.P., a Delaware limited partnership through which Vornado Realty Trust conducts its business (the "Operating Partnership"), sold $45 million of Series D-9 Preferred Units of limited partnership interest (the "Series D-9 Preferred Units") to an institutional investor in a private placement, resulting in net proceeds of $43,875,000.

                  The Series D-9 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after September 21, 2006 for cash equal to $25 per Series D-9 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-9 Preferred Units being redeemed. At any time on or after the Series D-9 Effective Date (as defined below), holders of Series D-9 Preferred Units will have the right to have their Series D-9 Preferred Units redeemed by the Operating Partnership for (i) cash equal to the holder's capital account after the carrying values of all Operating Partnership assets are adjusted pursuant to the limited partnership agreement of the Operating Partnership and the holder's capital account is adjusted accordingly for the Series D-9 Preferred Units being redeemed or (ii) at the option of Vornado Realty Trust, one Series D-9 8.25% Cumulative Redeemable Preferred Share of Beneficial Interest (liquidation preference $25 per share), no par value (the "Series D-9 Preferred Shares"), of Vornado Realty Trust for each Series D-9 Preferred Unit redeemed. The "Series D-9 Effective Date" means the sooner of (i) September 21, 2011, (ii) the first business day following any period in which the Operating Partnership has failed to make full distributions in respect of the Series D-9 Preferred Units for six quarters, whether or not consecutive, (iii) the first business day following receipt by the holder of the Series D-9 Preferred Units of either notice from Vornado Realty Trust, or an opinion of counsel, that the Operating Partnership is or likely is a "publicly-traded partnership," as defined in the Internal Revenue Code of 1986, as amended, and (iv) the first business day following the date on which the institutional investor to which the Series D-9 Preferred Units were issued reasonably determines that there is an imminent and substantial risk that the Series D-9 Preferred Units held by it represent or will represent 19.5% or more of the total profits or capital interests in the Operating Partnership for a taxable year.

                  The Series D-9 Preferred Shares will be perpetual and will be redeemable at the option of Vornado Realty Trust at any time on and after September 21, 2006 for cash equal to $25 per Series D-9 Preferred Share plus dividends accumulated and unpaid prior to the date of redemption. No Series D-9 Preferred Shares are now outstanding. Vornado Realty Trust and the purchaser of the Series D-9 Preferred Units have entered into a registration rights agreement with respect to the Series D-9 Preferred Shares that may be issued upon redemption of Series D-9 Preferred Units.

ITEM 6.           NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.       Description

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-9 Preferred Shares, dated September 21, 2001, as filed with the State Department of Assessments and Taxation of Maryland on September 25, 2001 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.2 Fifteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 15, 2000 (incorporated by reference to Exhibit 4.35 of Vornado Realty Trust's registration statement on Form S-8 (File No. 333-68462), filed on August 27, 2001)

3.3 Sixteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 25, 2001 (incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.4 Seventeenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 21, 2001 (incorporated by reference to Exhibit 3.4 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.5 Press release of Vornado Realty Trust, dated as of September 21, 2001 (incorporated by reference to Exhibit 3.5 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

ITEM 8.           NOT APPLICABLE

ITEM 9.           NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VORNADO REALTY L.P.
                                           (Registrant)

                                        By:  Vornado Realty Trust,
                                             as general partner



                                        By:    /s/ JOSEPH MACNOW
                                             --------------------------------
                                             Name: Joseph Macnow
                                             Title:Executive Vice President--
                                                   Finance and Administration,
                                                   Chief Financial Officer


Date: October 12, 2001

                                Index to Exhibits

Exhibit No.       Description

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-9 Preferred Shares, dated September 21, 2001, as filed with the State Department of Assessments and Taxation of Maryland on September 25, 2001 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.2 Fifteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 15, 2000 (incorporated by reference to Exhibit 4.35 of Vornado Realty Trust's registration statement on Form S-8 (File No. 333-68462), filed on August 27, 2001)

3.3 Sixteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 25, 2001 (incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.4 Seventeenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 21, 2001 (incorporated by reference to Exhibit 3.4 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)

3.5 Press release of Vornado Realty Trust, dated as of September 21, 2001 (incorporated by reference to Exhibit 3.5 of the Current Report on Form 8-K dated September 21, 2001 of Vornado Realty Trust (File No. 001-11954), filed on October 12, 2001)